Supplement to the
Fidelity® Variable Insurance Products
Contrafund® Portfolio, Disciplined Small Cap Portfolio, Dynamic Capital Appreciation Portfolio, Equity-Income Portfolio, Floating Rate High Income Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Growth Portfolio, High Income Portfolio, Mid Cap Portfolio, Value Portfolio and Value Strategies Portfolio Investor Class
April 30, 2017
STATEMENT OF ADDITIONAL INFORMATION

Jason Weiner serves as lead portfolio manager of VIP Growth Portfolio.

Asher Anolic serves as co-manager of VIP Growth Portfolio.

The following information supplements information for VIP Equity-Income Portfolio℠ found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Ms. Persaud as of April 30, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	5	1
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$25,616	$3,539	$2
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,468	none	none

* Includes VIP Equity-Income Portfolio℠ ($5,764 (in millions) assets managed).

As of April 30, 2017, the dollar range of shares of VIP Equity-Income Portfolio℠ beneficially owned by Ms. Persaud was none.

The following information supplements information for VIP Growth Portfolio found in the "Management Contracts" section.

Asher Anolic is a research analyst and a co-manager of VIP Growth Portfolio and receives compensation for his services as a research analyst and as a portfolio manager under a single compensation plan. As of July 31, 2017, the portfolio manager’s compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. Anolic’s base salary is determined primarily by level of experience and skills, and performance as a research analyst and fund manager at FMR or its affiliates. A portion of the portfolio manager’s bonus relates to his performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant market(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized industry benchmark index developed by FMR) and within a defined peer group, if applicable, assigned to each fund or account, (ii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index, and (iii) the investment performance of other FMR equity funds and accounts within the research analyst’s designated team. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of the portfolio manager’s bonus that is linked to the investment performance of VIP Growth Portfolio is based on the pre-tax investment performance of the fund measured against the Russell 3000® Growth Index, and the pre-tax investment performance of the fund (based on the performance of the fund’s Initial Class) within the Morningstar® Large Growth and Mid-Cap Growth Categories. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay and bonus opportunity tend to increase with a portfolio manager’s level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics. Furthermore, the potential exists that the portfolio manager’s responsibilities as a portfolio manager of the fund may not be entirely consistent with his responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

The following table provides information relating to other accounts managed by Mr. Anolic as of July 31, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$11,365	$34	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$2,380	none	none

* Includes VIP Growth Portfolio ($5,095 (in millions) assets managed).

As of July 31, 2017, the dollar range of shares of VIP Growth Portfolio beneficially owned by Mr. Anolic was none.

VIPINVB-17-02 1.825687.149	September 15, 2017